Exhibit 10.6

                               GUARANTY AGREEMENT

t 6 0 THIS GUARANTY AGREEMENT (this "Guaranty Agreement"), dated as of December 29, 2005, is by Inphonic, Inc., a Delaware corporation (the "Guarantor"), in favor of Teleplus Wireless Corp., a Nevada corporation (the "Purchaser").

      WHEREAS, the Purchaser has acquired certain of the assets of Star Number, Inc. ("the Vendor"), a wholly-owned subsidiary of the Guarantor, pursuant to an Asset Purchase Agreement (the "Purchase Agreement") dated December 29, 2005, by and between the Vendor and the Purchaser; and

      WHEREAS, in connection with the closing of the transactions contemplated by the Purchase Agreement, it is a condition of the Purchase Agreement that the Guarantor provide a guarantee to the Purchaser of the Obligations (as defined below) of the Vendor under the Purchase Agreement;

      NOW, THEREFORE, in consideration of the foregoing and in exchange for good and valuable consideration, both the receipt and legal sufficiency of which are hereby acknowledged, the Guarantor hereby agrees as follows:

      1. Subject to Section 2, the Guarantor hereby unconditionally and absolutely guarantees to the Purchaser the performance of all of the obligations arising from time to time under the Purchase Agreement (all such obligations being referred to herein as the "Obligations"). Upon written notice of any failure of the Vendor promptly to pay when due of any sum of money owing under the Purchase Agreement, the Guarantor shall promptly pay such Obligation.

      2. The Guarantor acknowledges and agrees that this Guaranty Agreement is a primary and unconditional obligation, and this Guaranty Agreement is irrevocable. Notwithstanding anything in this Guaranty Agreement to the contrary, the Guarantor shall have no obligation to the Purchaser beyond the obligations of the Vendor under the Purchase Agreement.

      3. The Guarantor hereby represents and warrants that this Guaranty Agreement has been duly authorized, executed and delivered and constitutes a legal, valid and binding obligation of the Guarantor, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization and other laws of general application limiting the enforcement of creditors' rights generally and to the fact that specific performance is an equitable remedy available only in the discretion of the court, and the execution and delivery of this Guaranty Agreement does not contravene the provisions of, or create a default under, any material agreement or instrument to which the Guarantor is a party or by which the Guarantor is bound.

      4. The Guarantor agrees that its liabilities and obligations hereunder shall not be impaired, modified, changed, released or limited in any manner whatsoever by any impairment, modification, change, release or limitation of the liability of the Vendor in bankruptcy as a result of the operation of any present or future provision of the bankruptcy laws or other similar statutes. The Guarantor's obligations hereunder shall not be affected or limited in any way by any change in the status of the Vendor, including any dissolution or liquidation of the Vendor.

      5. The Guarantor waives notice of acceptance of this Guaranty, and presentment, demand, protest, notice of protest and diligence in collecting any Obligations. Guarantor acknowledges and agrees that the liabilities created by this Guaranty Agreement are direct and are not conditioned upon pursuit by the Purchaser of any remedy the Purchaser may have against the Vendor or any other person or any security. No invalidity, irregularity or unenforceability by reason of any bankruptcy, insolvency or other similar law, or any law or order of any government or agency thereof purporting to reduce, amend or otherwise affect the Obligations shall impair, affect or be a defense to the obligations of the Guarantor under this Guaranty Agreement.

      6. The Guarantor delivers this Guaranty Agreement based solely on the Guarantor's independent investigation of the financial condition of the Vendor and is not relying on any information furnished by the Purchaser. The Guarantor assumes full responsibility for obtaining any further information concerning the Vendor's financial condition, the status of the obligations or any other matter which the Guarantor may deem necessary or appropriate from time to time. The Guarantor hereby waives any duty on the part of the Purchaser, and agrees that it is not relying upon nor expecting the Purchaser to disclose to the Guarantor any fact now or hereafter known by the Purchaser, whether relating to the operations or condition of the Vendor, the existence, liabilities or financial condition of any co-guarantor of the Obligations, the occurrence of any default with respect to the Obligations, or otherwise, notwithstanding any effect such fact may have upon the Guarantor's risk hereunder or the Guarantor's rights against the Vendor. The Guarantor knowingly accepts the full range of risk encompassed in this Guaranty Agreement.


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

      7. The Purchaser shall have no duty to enforce or protect any rights which the Guarantor may have against the Vendor, and the Guarantor assumes full responsibility for enforcing and protecting any such rights.

      8. If after receipt of any payment of all or any part of the Obligations, the Purchaser is for any reason compelled to surrender such payment to any person or entity, because such payment is determined to be void or voidable as a preference, impermissible setoff, diversion of trust funds or for any other reason, then to the extent of that payment, the Obligations shall be revived and the obligations under this Guaranty Agreement shall be continued in effect without reduction or discharge for that payment, and this Guaranty Agreement shall continue in full force notwithstanding any contrary action which may have been taken by the Purchaser in reliance upon such payment, and any such contrary action so taken shall be without prejudice to the Purchaser's rights under this Guaranty Agreement and shall be deemed to have been conditioned upon such payment having become final and irrevocable.

      9. Any notice required or permitted under this Agreement shall be given in accordance with Section 15.9 of the Purchase Agreement; provided that any notice to the Guarantor shall be sent to the Purchaser and to:

                                 Inphonic, Inc.

                                 1010 Wisconsin Avenue

                                 Washington, DC 20007

                                 Fax:  (202) 333-8280

                                 Attention:   Walter W. Leach, General Counsel

      10. This Guaranty Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. The Guarantor's obligations under this Guaranty Agreement may not be assigned without the prior written consent of the Purchaser. If any part of this Guaranty Agreement is adjudged invalid, then such partial invalidity shall not cause the remainder of this Guaranty Agreement to be or to become invalid. The interpretation and performance of this Guaranty Agreement shall be governed by the laws of the State of Delaware (without reference to the choice of law provisions of the State of Delaware).


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

         IN WITNESS WHEREOF, this Guaranty Agreement has been duly executed by the undersigned as of the date first above written.

ATTEST:                                     INPHONIC, INC.


                                            By: /s/ Frank C. Bennett
--------------------------------                --------------------------------
Secretary                                   Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                                            I have the authority to bind the
                                            Corporation


ATTEST:                                     TELEPLUS WIRELESS, CORP.


                                            By: /s/ Marius Silvasan
--------------------------------                --------------------------------
Secretary                                   Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                                            I have the authority to bind the
                                            Corporation


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